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                                                                    EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants we hereby consent to the use of our reports dated March 24, 1997 on our audits of the consolidated financial statements of Einstein/Noah Bagel Corp. and subsidiaries, and to all references to our firm included in or made a part of this registration statement on Form S-1.




                                            ARTHUR ANDERSEN LLP

                                            /s/ Arthur Andersen LLP


Denver, Colorado
June 4, 1997